UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2021

MINIM, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37649	04-2621506
(Commission File Number)	(I.R.S. Employer Identification No.)

848 Elm Street, Manchester, NH	03101
(Address of Principal Executive Offices)	(Zip Code)

(833) 966-4646

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President

On June 25, 2021, the Board of Directors of Minim, Inc. (the “Company”) appointed Ms. Nicole Zheng, the Company’s Chief Marketing Officer, to the additional position of President effective as of June 25, 2021.

Ms. Zheng, age 35, is a co-founder of a predecessor entity acquired by the Company and has been the Chief Marketing Officer of the Company since December 4, 2020. Prior to her time with the Company and the predecessor entity, she was the Chief Marketing Officer at Antidote Technologies from April 2017 to April 2018, and at OnSIP from February 2010 to April 2017. Ms. Zheng was previously recognized in Entrepreneur as a Top Female Founder in the United States in July 2020. She has previously served as a board member of Alliance of Channel Women, a nonprofit on a mission to advance careers for women in the telecom and broadband services sector, from January 2013 to November 2016. Ms. Zheng holds a B.S. in Materials Science Engineering and B.S. in Engineering and Public Policy from Carnegie Mellon University, as well as business certifications from The Wharton School Online.

There are no family relationships between Ms. Zheng and any director or executive officer of the Company. Other than the previously disclosed transactions involving Ms. Zheng as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on May 4, 2021, which disclosures of any such transactions are incorporated herein by reference, there are no related party transactions involving Ms. Zheng that are reportable under Item 404(a) of Regulation S-K. There were no changes to Ms. Zheng’s current compensatory arrangements with the Company related to her appointment as President.

Other Changes to the Company’s Management

In addition, effective as of June 25, 2021, in view of the assemblage of a full leadership team at the Company, Mr. Jeremy Hitchcock, the Company’s current Executive Chairman of the Board of Directors, will change his role to Chairman of the Board of Directors and in which capacity he will continue to lead the Company’s Board of Directors and will continue to act as an advisor to Graham Chynoweth, the Company’s Chief Executive Officer and other members of the Company’s senior executive team.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of June 25, 2021, the Company revised Sections 3.8 and 3.9 of its Amended and Restated Bylaws (the “Bylaws”) to delineate the duties and powers of the Chairman of the Board of Directors, Chief Executive Officer and the President.

This summary is qualified in its entirety by reference to the Bylaws, as amended, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On June 30, 2021, the Company issued a press release announcing the approval of its application to list its common stock, par value $0.01 per share (the “Common Stock”) on The Nasdaq Capital Market. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company’s Common Stock is anticipated to cease trading on the OTCQB and commence trading on The Nasdaq Capital Market on July 7, 2021 under ticker symbol “MINM.”

In addition, on June 30, 2021, the Company issued a press release announcing the appointment of Ms. Zheng as President. A copy of such press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) and Exhibit 99.1 contain “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to the Company’s plans, expectations, and intentions. Actual results may be materially different from expectations as a result of known and unknown risks, including: risks associated with the Company’s potential inability to realize intended benefits of the merger; the potential increase in tariffs on the company’s imports; potential difficulties and supply interruptions from moving the manufacturing of most of the company’s products to Vietnam; risks relating to global semiconductor shortages; potential changes in NAFTA; the potential need for additional funding which the Company may be unable to obtain; declining demand for certain of the Company’s products; delays, unanticipated costs, interruptions or other uncertainties associated with the Company’s production and shipping; the Company’s reliance on several key outsourcing partners; uncertainty of key customers’ plans and orders; risks relating to product certifications; the Company’s dependence on key employees; uncertainty of new product development, including certification and overall project delays, budget overruns; the risk that newly introduced products may contain undetected errors or defects or otherwise not perform as anticipated; costs and senior management distractions due to patent related matters; risks from a material weakness in our internal control over financial reporting; the impact of the COVID-19 pandemic; and other risks set forth in the Company’s filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstance on which any such statement is based.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
3.1	Amended and Restated Bylaws of Minim, Inc., dated as of June 25, 2021.
99.1	Press release of Minim, Inc., dated as of June 30, 2021, announcing approval of Nasdaq uplisting.
99.2	Press release of Minim, Inc., dated as of June 30, 2021, announcing appointment of President.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2021	MINIM, INC.

	By:	/s/ Sean Doherty
	Name:	Sean Doherty
	Title:	Chief Financial Officer